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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 6, 2001

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                            METRO-GOLDWYN-MAYER INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                     1-13481            95-4605850
(State or other jurisdiction          (Commission       (I.R.S. Employer
of incorporation or organization)     File Number)     Identification No.)



 2500 Broadway Street, Santa Monica, CA                             90404
(Address of Principal Executive Offices)                          (Zip Code)

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                                 (310) 449-3000
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              (Registrant's telephone number, including area code)



                                      None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

     Attached hereto as Exhibit 5 is the opinion of Jay Rakow, Senior Executive Vice President and General Counsel of Metro-Goldwyn-Mayer Inc. with respect to the validity of the issuance of shares of common stock sold pursuant to the Company's shelf Registration Statement on Form S-3 (File No. 333-35950) and the Company's prospectus supplement dated February 1, 2001.

Item 7.  Exhibits


     5    Opinion of  Jay Rakow, Senior Executive Vice President and General
          Counsel

     23.1 Consent of Jay Rakow, Senior Executive Vice President and General Counsel (set forth as part of Exhibit 5)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METRO-GOLDWYN-MAYER INC.


Date: February 6, 2001           By:  /s/ William A. Jones

                                    Name: William A. Jones
                                    Title: Senior Executive Vice President
                                           and Secretary